SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                             KEARNY FINANCIAL CORP.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



     United States                                            22-3803741
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(State of Incorporation                                     (IRS Employer
    or Organization)                                     Identification No.)


614 Kearny Avenue, Kearny, New Jersey                           07032
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(Address of Principal Executive Offices)                     (Zip Code)

If this form relates to the registration of a class of        If this form relates to the registration of a class of
securities pursuant to Section  12(b) of the                  securities pursuant to Section 12(g) of the
Exchange Act and is effective pursuant to                     Exchange Act and is effective pursuant to
General Instruction A.(c), please check the                   General Instruction A.(d), please check the
following box |_|                                             following box |X|

Securities  Act  registration  statement file number to which this form relates: 333-118815

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of Each Class                                  Name of Each Exchange on Which
         To be so Registered                                  Each Class is to be Registered

                 None                                                         N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.10 per share
                     ---------------------------------------
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT
                 ----------------------------------------------

Item 1.  Description of Registrant's Securities to be Registered

         Information set forth under the captions "Description of Capital Stock" and "Restrictions on Acquisition of Kearny Financial Corp." contained in a prospectus filed on December 22, 2004 as part of the Registrant's Registration Statement on Form S-1 (File No. 333-118815) is incorporated by reference into this registration statement.

Item 2.  Exhibits

3(i) Charter of Kearny Financial Corp.*

3(ii) Bylaws of Kearny Financial Corp.*

____________
* Incorporated by reference to the identically numbered exhibits filed in the Registrant's Registration Statement on Form S-1 (File No. 333-118815) filed on September 3, 2004.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     KEARNY FINANCIAL CORP.


Date: December 28, 2004              By:   /s/ John N. Hopkins
                                           -------------------------------------
                                           John N. Hopkins
                                           President and Chief Executive Officer